UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2004

                                 ADE CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)

     Massachusetts                     0-26714                   04-2441829
     -------------                     -------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
 of incorporation)                   File Number)            Identification No.)

                                  80 Wilson Way
                          Westwood, Massachusetts 02090
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (781) 467-3500
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

     On June 22, 2004, ADE Corporation issued a press release reporting its financial results for the three and twelve months ended April 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ADE CORPORATION





                                     By: /s/ Brian C. James
                                         ---------------------------------------
                                         Brian C. James
                                         Executive Vice President, Treasurer and
                                         Chief Financial Officer



Date:   June 22, 2004